UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CELLECTAR BIOSCIENCES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SEE REVERSE FOR FULL AGENDA PLEASE VOTE NOW! DO NOT PRINT IN THIS AREA (Stockholder Name & Address Data) For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting, go to: https://web.viewproxy.com/clrb/2025 To vote your proxy while visiting this site, you will need the 11-digit control number in the box on this page. This is not a Proxy Card. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in these proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered on paper. Proxy materials can instead be distributed by making them available on the Internet. If you want to receive a paper or email copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 6, 2025. Meeting Materials: Notice of Meeting; Proxy Statement; 2024 Annual Report on Form 10-K. Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on June 13, 2025 for Stockholders of Record as of April 17, 2025. TO ORDER PAPER MATERIALS, USE ONE OF THE FOLLOWING METHODS: Internet: https://web.viewproxy.com/clrb/2025 Phone: 1-877-777-2857 Email: requests@viewproxy.com *To request material via email, please send a blank email with the 11-digit control number located below in the subject line. No other requests, instructions, or other inquiries should be included in this email material request. CONTROL NUMBER Cellectar Biosciences, Inc. 2025 Annual Meeting of Stockholders Friday, June 13, 2025, 10:00 a.m. Eastern Time To be held virtually.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE: “FOR” THE NOMINEES ON PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, 4, AND 5. Proposal 1. To vote upon the election of two (2) Class II directors named in this proxy statement. 1.01 James V. Caruso 1.02 Frederick W. Driscoll Proposal 2. To ratify the appointment of Deloitte & Touche, LLP as the company's independent registered public accounting firm for the fiscal year ending December 31, 2025. Proposal 3. To approve an amendment to our Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of the company's common stock at a ratio between 1:10 and 1:30, if and when determined by the Board of Directors (the “Reverse Split Proposal”). Proposal 4. To hold a non-binding advisory vote to approve named executive officer compensation; and Proposal 5. To approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the Reverse Split Proposal. Note: To conduct any other business properly brought before the meeting or any adjournment thereof. Annual Meeting of Stockholders

Get informed before you vote *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number Your Vote Counts! FLASHID-JOB# For complete information and to vote, visit www.ProxyVote.com Control # Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 148,294 322,224 1 OF 2 30# Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735 XXXX XXXX XXXX XXXX CELLECTAR BIOSCIENCES INC 2025 Annual Meeting Vote by June 12, 2025 11:59 PM ET You invested in CELLECTAR BIOSCIENCES INC and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 13, 2025. View the Annual Report, Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 01, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* June 13, 2025 10:00 AM EDT Annual Meeting to be held virtually To attend, you must register as a Beneficial Holder at the below URL: https://web.viewproxy.com/clrb/2025

Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com FLASHID-JOB# Control # XXXX XXXX XXXX XXXX 1.00000 322,224 148,294 Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. CELLECTAR BIOSCIENCES INC 2025 Annual Meeting Vote by June 12, 2025 11:59 PM ET 1. Election of Directors Nominees: 1A James V. Caruso For 1B Frederick W. Driscoll For 2 To ratify the appointment of Deloitte & Touche, LLP as the company's independent registered public accounting firm for the fiscal year ending December 31, 2025. For 3 To approve an amendment to our Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of the company's common stock at a ratio between 1:10 and 1:30, if and when determined by the Board of Directors (the "Reverse Split Proposal"); For 4 To hold a non-binding advisory vote to approve named executive officer compensation; and For 5 To approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the Reverse Split Proposal. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.